                                                                   EXHIBIT 99.1
                             LETTER OF TRANSMITTAL
                                FOR TENDERS OF
                  $125,000,000 AGGREGATE PRINCIPAL AMOUNT OF
                         9 5/8% SENIOR NOTES DUE 2008
                                      OF
                       PRESTOLITE ELECTRIC INCORPORATED
  FULLY AND UNCONDITIONALLY GUARANTEED ON A SENIOR BASIS BY PEI HOLDING, INC.
                PURSUANT TO THE PROSPECTUS DATED JUNE 26, 1998
                      OF PRESTOLITE ELECTRIC INCORPORATED

 THE EXCHANGE  OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON  JULY 27,
  1998, UNLESS EXTENDED (THE "EXPIRATION  DATE") UNLESS THE EXCHANGE OFFER IS
   EXTENDED  (BUT  IN NO  EVENT  TO  A DATE  LATER  THAN AUGUST  10,  1998).
    TENDERED  SECURITIES  MAY  BE  WITHDRAWN  AT  ANY  TIME  PRIOR  TO  THE
     EXPIRATION DATE.

           TO: U.S. BANK TRUST NATIONAL ASSOCIATION, EXCHANGE AGENT
             By Facsimile:                            By Mail:
 U.S. Bank Trust National Association   U.S. Bank Trust National Association
            (612) 244-1537                         P.O. Box 64485
  Attention: Melina Black (SPFT0414)       St. Paul, Minnesota 55164-9549
  Confirm by Telephone to: (612) 244-      Attention: Specialized Finance
                 8161                                (SPFT0414)

  By Hand Before 5:00 p.m. (New York         By Overnight Courier and by
                Time):                       Registered/Certified Mail:
 U.S. Bank Trust National Association
            100 Wall Street             U.S. Bank Trust National Association
              20th Floor                        180 East Fifth Street
          New York, NY 10005                  St. Paul, Minnesota 55101
                                           Attention: Specialized Finance
                                                     (SPFT0414)

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                      CAREFULLY BEFORE COMPLETING ANY BOX

  List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Notes should be listed on a separate signed schedule affixed hereto.

                       DESCRIPTION OF OUTSTANDING NOTES
                         (SEE INSTRUCTIONS 2, 3 AND 8)

------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                 OUTSTANDING NOTE(S) TENDERED
          (PLEASE FILL IN, IF BLANK)                    (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------
                                                 TITLE OF SECURITIES      AGGREGATE      PRINCIPAL AMOUNT OF
                                                   AND CERTIFICATE    PRINCIPAL AMOUNT    OUTSTANDING NOTES
                                                    NUMBER(S)(1)     OF OUTSTANDING NOTE     TENDERED(2)
                                           -----------------------------------------------------------------
                                           -----------------------------------------------------------------
                                           -----------------------------------------------------------------
                                           -----------------------------------------------------------------
                                           -----------------------------------------------------------------
                                           -----------------------------------------------------------------
                                           TOTAL
------------------------------------------------------------------------------------------------------------

 (1) Certificate numbers not required if Outstanding Notes are being tendered by book-entry transfer.
 (2) Unless otherwise indicated in this column, a holder will be deemed to have tendered the entire principal amount represented by the Outstanding Note indicated in column 2. Outstanding Notes tendered hereby must be in denominations of $1,000 or integral multiples thereof. See Instruction 1.

  This Letter of Transmittal is to be completed by a holder of Outstanding Notes either if certificates are to be forwarded herewith or if a tender of certificates for Outstanding Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes" section of the Prospectus. Holders of Outstanding Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Outstanding Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and deliver all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, may tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the section entitled "The Exchange Offer-- Guaranteed Delivery Procedures."

  Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.

[_]CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
   TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution: ______________________

   Account Number: _____________________________________

   Transaction Code Number: ____________________________

[_]CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A
   NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s): ____________________

   Window Ticket Number (if any): ______________________

   Date of Execution of Notice of Guaranteed Delivery: _

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name: _______________________________________________

   Address: ____________________________________________

          ______________________________________________

          ______________________________________________

  HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES FOR THEIR OUTSTANDING NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OUTSTANDING NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

  The undersigned acknowledges that it has received and reviewed the Prospectus dated June 26, 1998 (the "Prospectus"), of Prestolite Electric Incorporated (the "Issuer"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $125,000,000 of its 9 5/8% Senior Notes Due 2008 (the "Exchange Notes"), for a like principal amount of the Issuer's issued and outstanding 9 5/8% Senior Notes Due 2008 (the "Outstanding Notes").

  The term "Expiration Date" shall mean 5:00 p.m., New York City time, on July 27, 1998, unless the Issuer, in its sole discretion, extends the Exchange Offer (but in no event to a date later than August 10, 1998). The Issuer reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer is open at its sole discretion, in which event the term "Expiration Date" shall mean the time and date when the Exchange Offer as so extended shall expire. During any such extension, all Outstanding Notes previously tendered will remain subject to the Exchange Offer and may be accepted for exchange by the Issuer. Any Outstanding Notes not accepted for exchange for any reason will be returned without expense to the tendering holder thereof as promptly as practicable after the expiration or termination of the Exchange Offer.

  The Issuer expressly reserves the right to amend or terminate the Exchange Offer, and not to accept for exchange any Outstanding Notes not theretofore accepted for exchange, upon the occurrence of any of the conditions of the Exchange Offer specified in the Prospectus under the section entitled "The Exchange Offer--Certain Conditions to the Exchange Offer."

  The Issuer shall notify the holders of the Outstanding Notes of any extension, amendment, non-acceptance or termination by means of a press release or other public announcement not later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

  The Exchange Notes will bear interest from the last interest payment date on which interest was paid on the Outstanding Notes surrendered in exchange therefor or, if no interest has been paid on such Outstanding Notes, from the date of original issue of the Outstanding Notes at the same rate and upon the same terms as the Outstanding Notes. Holders whose Outstanding Notes are accepted for exchange will not receive interest on such Outstanding Notes for any period subsequent to the last interest payment date, if any, of the Outstanding Notes to occur prior to the issue date of the Exchange Notes and will be deemed to have waived the right to receive any payment in respect of interest on the Outstanding Notes accrued from and after such interest payment date or, if no interest has been paid, from January 22, 1998.

  The Exchange Offer is not conditioned upon any minimum principal amount of Outstanding Notes being tendered for exchange. However, the Exchange Offer is subject to certain conditions. Please see the Prospectus under the section entitled "The Exchange Offer--Certain Conditions to the Exchange Offer."

  The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of Outstanding Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

  Based upon no-action letters issued by the staff of the Securities and Exchange Commission (the "Commission") to third parties, the Issuer believes that Exchange Notes issued pursuant to the Exchange Offer in exchange for Outstanding Notes may be offered for resale, resold and otherwise transferred by a holder thereof other than (i) a broker-dealer who purchased such Outstanding Notes directly from the Issuer to resell pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") or any other available exemption under the Securities Act or (ii) a person that is an "affiliate" (as defined in Rule 405 under the Securities Act) of the Issuer or PEI Holding, Inc. ("PEI") without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder's business and that such holder is not participating, and has no arrangement or understanding with any person to participate, in the distribution of such Exchange Notes.

           NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE
                     ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Outstanding Notes indicated above. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

  Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Outstanding Notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer with respect to the tendered Outstanding Notes) with full power of substitution to (i) deliver certificates for such Outstanding Notes to the Issuer and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, (ii) present such Outstanding Notes for transfer on the books of the Issuer and (iii) receive for the account of the Issuer all benefits and otherwise exercise all rights of the beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer. The undersigned hereby further represents that (i) any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, (ii) neither the holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and (iii) neither the holder nor any such other person is an "affiliate", as described in Rule 405 under the Securities Act of the Issuer or PEI.

  If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the assignment, transfer and sale of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal.

  For the purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Outstanding Notes when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent.

  If any tendered Outstanding Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Outstanding Notes will be returned (or, in the case of Outstanding Notes tendered by book-entry transfer through the Book-Entry Transfer Facility, will be credited to an account maintained at the Book-Entry Transfer Facility), without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under the "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

  The undersigned understands that tenders of Outstanding Notes pursuant to the procedures described under the section entitled "The Exchange Offer-- Procedures for Tendering Outstanding Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) in the name(s) of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Outstanding Notes." In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange in the name(s) of, and return any certificates for Outstanding Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Issuer has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Outstanding Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Outstanding Notes so tendered.

  THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

 -------------------------------------------------   ---------------------, 1998


 -------------------------------------------------   ---------------------, 1998


 -------------------------------------------------   ---------------------, 1998
 SIGNATURE(S) OF OWNER(S)                                    DATE

   If a holder is tendering any Outstanding Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificates for the Outstanding Note(s) or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

 Name(s):______________________________________________________________________

     _______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

 Capacity:_____________________________________________________________________

 Address:______________________________________________________________________

     _______________________________________________________________________
                              (INCLUDING ZIP CODE)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 4)

 Signature(s) Guaranteed by
 an Eligible Institution: _____________________________________________________
                             (AUTHORIZED SIGNATURE)

                ______________________________________________________________
                                    (TITLE)

                ______________________________________________________________
                                 (NAME OF FIRM)

                Dated: ___________________________, 1998

   SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
     (SEE INSTRUCTIONS 4 AND 5)                (SEE INSTRUCTIONS 4 AND 5)


  To be completed ONLY if certifi-          To be completed ONLY if certifi-
 cates for Outstanding Notes not           cates for Outstanding Notes not
 exchanged and/or Exchange Notes           exchanged and/or Exchange Notes
 are to be issued in the name of           are to be sent to someone other
 and sent to someone other than            than the person or persons whose
 the person or person(s) whose             signature(s) appear(s) on this
 signature(s) appear(s) on this            Letter of Transmittal above or to
 Letter of Transmittal above, or           such person or persons at an ad-
 if Outstanding Notes delivered by         dress other than shown in the box
 book-entry transfer which are not         entitled "Description of Out-
 accepted for exchange are to be           standing Notes" on this Letter of
 returned by credit to an account          Transmittal above.
 maintained at the Book-Entry
 Transfer Facility other than the
 account indicated above.

  Issue Exchange Notes and/or Out-          Mail Exchange Notes and/or Out-
 standing Notes to:                        standing Notes to:


 Name(s) __________________________        Name(s)___________________________
       (PLEASE TYPE OR PRINT)                    (PLEASE TYPE OR PRINT)

 __________________________________        __________________________________
       (PLEASE TYPE OR PRINT)                    (PLEASE TYPE OR PRINT)


 Address __________________________        Address __________________________

 __________________________________        __________________________________
        (INCLUDING ZIP CODE)                      (INCLUDING ZIP CODE)

  (Complete accompanying Substi-
 tute Form W-9)

 Credit unexchanged Outstanding
 Notes delivered by book-entry
 transfer to the Book-Entry Trans-
 fer Facility account set forth
 below:

 __________________________________
   (BOOK-ENTRY TRANSFER FACILITY
   ACCOUNT NUMBER, IF APPLICABLE)

            PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                        BEFORE COMPLETING ANY BOX ABOVE.

  THIS LETTER OF TRANSMITTAL MUST BE USED TO FORWARD, AND MUST ACCOMPANY, ALL CERTIFICATES FOR OUTSTANDING NOTES TENDERED PURSUANT TO THE EXCHANGE OFFER.

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1. Delivery of this Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed by holders if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes" section of the Prospectus. Certificates for all physically tendered Outstanding Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or a copy hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Notes tendered hereby must be in denominations of $1,000 or integral multiples thereof.

  The method of delivery of this Letter of Transmittal, the Outstanding Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Outstanding Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to the Expiration Date. NO LETTER OF TRANSMITTAL OR OUTSTANDING NOTES SHOULD BE SENT TO THE ISSUER.

  Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available, (ii) cannot deliver their Outstanding Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (iii) who cannot comply with the procedures for book entry tender on a timely basis must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (x) such tender must be made through an Eligible Institution (as defined below); (y) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail, courier or hand delivery or transmitted via facsimile) setting forth the name and address of the holder, the certificate number(s) of the Outstanding Notes to be tendered (except in the case of book-entry tenders) and the principal amount of Outstanding Notes to be tendered, stating that the tender is being made thereby and guaranteeing that, within three NYSE (as defined in the Prospectus) trading days after the Expiration Date, this Letter of Transmittal (or a copy hereof) together with the certificate(s) representing the Outstanding Notes (except in the case of book-entry tender(s)) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (z) such properly completed and executed Letter of Transmittal (or a copy thereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Outstanding Notes (except in the case of book-entry tender(s)) in proper form for transfer or a Book-Entry Confirmation with respect to such Outstanding Notes, must be received by the Exchange Agent within three NYSE trading days after the Expiration Date, all as provided in the Prospectus under the section entitled "The Exchange Offer--Guaranteed Delivery Procedures." Any holder who wishes to tender its Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to the Expiration Date. As used in this Letter of Transmittal, "Eligible Institution" shall mean a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

  All questions as to the validity, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

  See "The Exchange Offer" in the Prospectus.

  2. Tender by Holder. Only a registered holder of Outstanding Notes may tender such Outstanding Notes in the Exchange Offer. Any beneficial owner whose Outstanding Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder promptly and instruct such registered holder to tender on behalf of such beneficial owner. If such beneficial owner wishes to tender on such owner's own behalf, such owner must, prior to completing and executing this Letter of Transmittal and delivering such owner's Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such owner's name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take considerable time.

  3. Partial Tenders and Withdrawals. Tenders of Outstanding Notes will be accepted only in denominations of $1,000 and integral multiples thereof. If less than all of the Outstanding Notes represented by a certificate or owned by a holder are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Outstanding Notes to be tendered in the box above entitled "Description of Outstanding Notes--Principal Amount of Outstanding Notes Tendered." A reissued certificate representing the balance of non-tendered Outstanding Notes will be sent to such tendering holder (except in the case of book-entry tenders), unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. All of the Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  Any holder who has tendered Outstanding Notes may withdraw the tender by delivering written notice of withdrawal to the Exchange Agent prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at its address set forth on the first page of this Letter of Transmittal. Any such notice of withdrawal must (i) specify the name of the person having deposited the Outstanding Notes to be withdrawn (the "Depositor"); (ii) identify the Outstanding Notes to be withdrawn (including the certificate number or numbers and principal amount of such Outstanding Notes (except in the case of book-entry tenders)); (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal by which such Outstanding Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee (as defined in the Prospectus) register the transfer of such Outstanding Notes into the name of the person withdrawing the tender, and (iv) specify the name in which any such Outstanding Notes are to be registered, if different from that of the Depositor. If Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, the name of the registered holder and the certificate numbers of the particular Outstanding Notes withdrawn must also be furnished to the Exchange Agent as aforesaid prior to the physical release of the withdrawn Outstanding Notes. If the Outstanding Notes have been tendered pursuant to the procedures for book-entry tender set forth in the Prospectus, a notice of withdrawal must specify, in lieu of certificate numbers, the name and account number at the Book-Entry Transfer Facility to be credited with the withdrawn Outstanding Notes. Outstanding Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer; provided, however, that withdrawn Outstanding Notes may be tendered by again following one of the procedures herein at any time prior to the Expiration Date. All questions as to the validity, form and eligibility (including time of receipt) of notice of withdrawal will be determined by the Issuer in its sole discretion, which determination will be final and binding on all parties. Neither the Issuer, the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. See "The Exchange Offer--Withdrawal Rights" in the Prospectus.

  4. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signature. If this Letter of Transmittal is signed by the registered holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates (if applicable) without any change whatsoever.

  If any tendered Outstanding Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

  When this Letter of Transmittal is signed by the registered holder or holders of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Outstanding Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required.

  If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder(s) appear(s) on the certificate(s).

  If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted.

  Endorsements on certificates for Outstanding Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

  Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Outstanding Notes are tendered: (i) by a registered holder of such Outstanding Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Outstanding Notes) who has not completed the box entitled "Special Issuance Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Institution.

  5. Special Issuance and Delivery Instructions. Tendering holders of Outstanding Notes should indicate in the applicable box the name and address in or to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Outstanding Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

  6. Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Outstanding Notes to it or its order pursuant to the Exchange Offer. If however, Exchange Notes and/or substitute Outstanding Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Notes to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter of Transmittal.

  7. Waiver of Conditions. Subject to the terms and conditions set forth in the Prospectus, the Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

  8. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

  Neither the Issuer nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

  9. Mutilated, Lost, Stolen or Destroyed Outstanding Notes. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

  10. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address indicated on the first page of this Letter of Transmittal or by telephone at (612) 244-8161.

                           IMPORTANT TAX INFORMATION

  Under U.S. federal income tax laws, a registered holder of Outstanding Notes or Exchange Notes is required to provide the Trustee (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Trustee is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made to such holder with respect to Outstanding Notes or Exchange Notes may be subject to backup withholding.

  Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Trustee a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. A Form W-8 can be obtained from the Trustee.

  If backup withholding applies, the Trustee is required to withhold 31% of any payments made to the holder or other payee. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  Purpose of Substitute Form W-9. To prevent backup withholding on payments made with respect to Outstanding Notes or Exchange Notes the holder is required to provide the Trustee with: (i) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) such holder is exempt from backup withholding, (B) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding and (ii) if applicable, an adequate basis for exemption.

                  TO BE COMPLETED BY ALL TENDERING HOLDERS
                         (SEE "IMPORTANT TAX ABOVE)

              PAYER'S NAME: U.S. BANK TRUST NATIONAL ASSOCIATION

-------------------------------------------------------------------------------
 SUBSTITUTE             PART I -- PLEASE PROVIDE       SOCIAL SECURITY NUMBER
 FORM W-9               YOUR TIN IN THE BOX AT         OR EMPLOYER IDENTIFI-
                        RIGHT AND CERTIFY BY           CATION NUMBER
                        SIGNING AND DATING BELOW.


 DEPARTMENT OF THE
 TREASURY                                              ----------------------

                        PART II -- Certification --     PART III -- AWAITING
                        Under Penalties of                          TIN [_]
                        Perjury, I certify that:

 INTERNAL REVENUE      --------------------------------------------------------
 SERVICE

                        (1) The number shown on
 PAYER'S REQUEST FOR        this form is my correct
 TAXPAYER                   Taxpayer Identification
 IDENTIFICATION NUMBER      Number (or I am waiting
 (TIN)                      for a number to be
                            issued to me) and
                        (2) I am not subject to
                            backup withholding
                            either because I have
                            not been notified by
                            the Internal Revenue
                            Service ("IRS") that I
                            am subject to backup
                            withholding as a result
                            of failure to report
                            all interest or
                            dividends, or the IRS
                            has notified me that I
                            am no longer subject to
                            backup withholding.

                       --------------------------------------------------------

                       CERTIFICATE INSTRUCTIONS -- You must cross out item
                       (2) in Part 2 above if you have been notified by the
                       IRS that you are subject to backup withholding
                       because of underreporting interest or dividends on
                       your tax return. However, if after being notified by
                       the IRS that you were subject to backup withholding
                       you received another notification from the IRS
                       stating that you are no longer subject to backup withholding, do not cross out item (2).
-------------------------------------------------------------------------------

 SIGNATURE __________________________    DATE _______________________________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO HOLDERS OF EXCHANGE NOTES PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all payments made to me thereafter will be withheld until I provide a number.

 ____________________________________     ____________________________________
              Signature                                    Date